                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 26, 2003

                                 DECORIZE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    001-31260                     43-1931810
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
 of Incorporation)

                  1938 East Phelps, Springfield, Missouri 65802
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326

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Item 7.      Financial Statements and Exhibits.

(c) Exhibits. The following is filed as an exhibit to this Report.

             99.1     Decorize, Inc. Press Release, dated September 26, 2003

Item 9.      Regulation FD Disclosure.

         On September 26, 2003, Decorize, Inc. issued a press release announcing selective financial results for its fiscal year ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Report.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the
Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DECORIZE, INC.

Date: September 26, 2003         By:      /s/ Alex Budzinsky
                                      ------------------------------------------
                                      Name:      Alex Budzinsky
                                      Title:     Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Number  Description
------  -----------

99.1    Decorize, Inc. Press Release dated September 26, 2003